Exhibit 99.1

NeoPhotonics Reports

Third Quarter 2016 Financial Results

•	Record revenue of $103.3 million for the quarter, up 24% year over year
•	Record High Speed 100G and above revenue at 67% of total revenue
•	High Speed 100G and above revenue year-to-date up 38% over year-to-date prior year

SAN JOSE, Calif. — November 3, 2016 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks, today announced financial results for its third quarter ended September 30, 2016.

“In our third quarter NeoPhotonics delivered solid results with revenue of $103.3 million.  High Speed 100G and above products again increased to a record 67% of revenue with unprecedented demand for our 100G and beyond products, which we are seeing as a sustaining mid-term trend,” stated Tim Jenks, President and CEO of NeoPhotonics.  “Demand for leading edge high speed products plays directly into our core competencies, making us optimistic about our growth prospects going forward,” concluded Mr. Jenks.

Third Quarter Summary

•	Revenue was $103.3 million, up $19.8 million, or 23.6%, from the third quarter of 2015, and up $4.2 million, or 4.2%, from the prior quarter
•	Gross margin was 26.6%, down from 28.4% in the third quarter of 2015, and down from 27.8% in the prior quarter
•	Non-GAAP Gross margin was 27.6%, down from 29.8% in the third quarter of 2015, and down from 29.3% in the prior quarter
•	Net loss was $7.2 million, down from net income of $1.4 million in the third quarter of 2015, and down from net income of $2.7 million in the prior quarter
•	Non-GAAP Net income was $2.9 million, down from $4.6 million in the third quarter of 2015, and down from $6.9 million in the prior quarter
•	Diluted net loss per share was $0.17, down from earnings of $0.03 per share in the third quarter of 2015 and down from earnings of $0.06 per share in the prior quarter
•	Non-GAAP Diluted earnings per share was $0.06, down from $0.11 per share in the third quarter of 2015, and down from $0.15 in the prior quarter
•	Adjusted EBITDA was $8.3 million, down from $10.2 million in the third quarter of 2015, and down from $12.0 million in the prior quarter

Non-GAAP results exclude $1.3 million of amortization of acquisition-related intangibles and $8.8 million of stock-based compensation expense.

At September 30, 2016, cash and cash equivalents, short-term investments and restricted cash, together totaled $102.9 million, down $10.6 million from $113.5 million at June 30, 2016.  Restricted cash at September 30, 2016 was $2.8 million, up $0.2 million from June 30, 2016.

One-Time Charges for Distributor Reorganization and Accelerated Stock-based Compensation

At the end of the quarter, a distribution partner serving parts of the China market unexpectedly filed for bankruptcy reorganization in Hong Kong.  This event resulted in a reduction of both revenue and profits in the third quarter by $2.25 million.

The Company’s GAAP results reflect the incremental impact of an approximately $5.0 million charge for accelerated stock-based compensation expense recorded in the third quarter as market-based stock awards became fully vested when the average closing price of the Company’s common stock over a period of 20 consecutive trading days exceeded $15.00 per share.  There are no additional unvested market-based awards outstanding.

Excluding the impact of these events, our financial results in the third quarter would have been revenue of $105.6 million, gross margin of 28.1% and break-even earnings per share.  Non-GAAP gross margin would have been 29.2% and non-GAAP EPS would have been approximately $0.11.

Outlook for the Quarter Ending December 31, 2016

	GAAP	Non-GAAP
Revenue	$109 to $115 million
Gross Margin	29% to 31%	30% to 33%
Operating Expenses	$30 to $32 million	$26 to $28 million
Earnings per share	$0.02 to $0.10	$0.13 to $0.21

The Non-GAAP outlook for the fourth quarter of 2016 excludes the impact of expected amortization of intangibles of approximately $1.1 million and the anticipated impact of stock-based compensation of approximately $4.4 million, of which $1.4 million is estimated for cost of goods sold.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures.  A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.  These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.  As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons.  NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, November 3, 2016, at 4:30 P.M. Eastern Time (1:30 p.m. Pacific Time).  The call will be available, live, to interested parties by dialing +1 888-300-2343. For international callers, please dial +1 719-457-2697.  The Conference ID number is 2188350.  A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: www.neophotonics.com.

A replay of the webcast will be available in the Investor Relations section of the Company’s web site after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks.  The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks.  NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan, Russia and China.  For additional information visit www.neophotonics.com.

©2016 NeoPhotonics Corporation.  All rights reserved.  NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation.  All other marks are the property of their respective owners.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high speed products, the Company’s market position and industry trends.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially.  Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; ability of the Company to meet customer demand; market growth in China and other key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions; challenges involving integration of acquired businesses and utilization of acquired technology; the impact of the discontinuance or end of life of certain products, including certain tunable laser and PON products; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and its Form 10-Q for the three and six months ended June 30, 2016.  All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation

Clyde R. Wallin, +1-408-678-1852

Chief Financial Officer

ray.wallin@neophotonics.com

Sapphire Investor Relations, LLC

Erica Mannion, +1-617-542-6180

Investor Relations

ir@neophotonics.com

NeoPhotonics Corporation

Condensed Consolidated Balance Sheets (Unaudited)

(In thousands)

	As of
	Sep. 30, 2016	Dec. 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$ 71,625	$ 76,088
Short-term investments	28,470	23,294
Restricted cash	2,813	2,660
Accounts receivable, net	95,677	83,161
Inventories, net	60,219	65,602
Prepaid expenses and other current assets	14,932	12,393
Total current assets	273,736	263,198
Property, plant and equipment, net	95,846	62,618
Purchased intangible assets, net	6,217	9,852
Goodwill	1,115	1,115
Other long-term assets	7,672	5,095
Total assets	$ 384,586	$ 341,878

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 76,341	$ 50,620
Notes payable and short-term borrowing	31,508	32,657
Current portion of long-term debt	908	760
Accrued and other current liabilities	28,184	27,950
Total current liabilities	136,941	111,987
Long-term debt, net of current portion	12,116	10,759
Other noncurrent liabilities	9,044	7,476
Total liabilities	158,101	130,222

Stockholders' equity:
Common stock	106	102
Additional paid-in capital	528,451	511,750
Accumulated other comprehensive loss	(1,398)	(1,723)
Accumulated deficit	(300,674)	(298,473)
Total stockholders' equity	226,485	211,656
Total liabilities and stockholders' equity	$ 384,586	$ 341,878

NeoPhotonics Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Sep. 30, 2015	Sep. 30, 2016	Sep. 30, 2015

Revenue	$ 103,312	$ 99,129	$ 83,560	$ 301,586	$ 250,316
Cost of goods sold (1)	75,863	71,600	59,788	215,486	176,345
Gross profit	27,449	27,529	23,772	86,100	73,971
Gross margin	26.6%	27.8%	28.4%	28.5%	29.6%
Operating expenses:
Research and development (1)	17,474	11,780	10,763	42,206	32,702
Sales and marketing (1)	5,936	3,807	3,789	13,674	11,439
General and administrative (1)	9,822	7,841	7,384	26,747	22,999
Amortization of purchased intangible assets	462	460	447	1,375	1,344
Acquisition-related costs	148	775	180	923	467
Restructuring charges	-	-	18	-	44
Asset impairment charge	-	-	368	-	368
Total operating expenses	33,842	24,663	22,949	84,925	69,363
Income (loss) from operations	(6,393)	2,866	823	1,175	4,608
Interest income	95	77	31	227	84
Interest expense	(103)	(99)	(171)	(304)	(1,133)
Other income (expense), net	18	458	1,852	(828)	2,408
Total interest and other income (expense), net	10	436	1,712	(905)	1,359
Income (loss) before income taxes	(6,383)	3,302	2,535	270	5,967
Provision for income taxes	(804)	(626)	(1,157)	(2,471)	(2,698)
Net income (loss)	$ (7,187)	$ 2,676	$ 1,378	$ (2,201)	$ 3,269
Basic net income (loss) per share	$ (0.17)	$ 0.06	$ 0.03	$ (0.05)	$ 0.09
Diluted net income (loss) per share	$ (0.17)	$ 0.06	$ 0.03	$ (0.05)	$ 0.09
Weighted averages shares used to compute basic net income (loss) per share	42,038	41,603	40,367	41,589	36,303
Weighted averages shares used to compute diluted net income (loss) per share	42,038	44,320	42,217	41,589	37,537
(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$ 297	$ 719	$ 339	$ 1,605	$ 1,119
Research and development	2,981	556	363	4,508	1,357
Sales and marketing	2,352	365	275	3,604	1,175
General and administrative	3,146	590	459	4,728	1,767
Total stock-based compensation expense	$ 8,776	$ 2,230	$ 1,436	$ 14,445	$ 5,418

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Sep. 30, 2015	Sep. 30, 2016	Sep. 30, 2015

NON-GAAP GROSS PROFIT:
GAAP gross profit	$ 27,449	$ 27,529	$ 23,772	$ 86,100	$ 73,971
Stock-based compensation expense	297	719	339	1,605	1,119
Amortization of purchased intangible assets	853	848	836	2,542	2,512
Depreciation of acquisition-related fixed asset step-up	(68)	(64)	(55)	(194)	74
Amortization of acquisition-related inventory step-up	-	-	31	-	187
Restructuring charges	-	-	-	-	125
Non-GAAP gross profit	$ 28,531	$ 29,032	$ 24,923	$ 90,053	$ 77,988
Non-GAAP gross margin as a % of revenue	27.6%	29.3%	29.8%	29.9%	31.2%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$ 33,842	$ 24,663	$ 22,949	$ 84,925	$ 69,363
Stock-based compensation expense	(8,479)	(1,511)	(1,097)	(12,840)	(4,299)
Amortization of purchased intangible assets	(462)	(460)	(447)	(1,375)	(1,344)
Depreciation of acquisition-related fixed asset step-up	(79)	(83)	(106)	(255)	(519)
Acquisition-related costs	(148)	(775)	(180)	(923)	(467)
Restructuring charges	-	-	(18)	-	(44)
Asset Impairment charges	-	-	(368)	-	(368)
Litigation	-	-	-	-	(278)
Non-GAAP total operating expenses	$ 24,674	$ 21,834	$ 20,733	$ 69,532	$ 62,044
Non-GAAP total operating expenses as a % of revenue	23.9%	22.0%	24.8%	23.1%	24.8%

NON-GAAP OPERATING INCOME (LOSS):
GAAP income (loss) from operations	$ (6,393)	$ 2,866	$ 823	$ 1,175	$ 4,608
Stock-based compensation expense	8,776	2,230	1,436	14,445	5,418
Amortization of purchased intangible assets	1,315	1,308	1,283	3,917	3,856
Depreciation of acquisition-related fixed asset step-up	11	19	51	61	593
Amortization of acquisition-related inventory step-up	-	-	31	-	187
Acquisition-related costs	148	775	180	923	467
Restructuring charges	-	-	18	-	169
Asset Impairment charges	-	-	368	-	368
Litigation	-	-	-	-	278
Non-GAAP income from operations	$ 3,857	$ 7,198	$ 4,190	$ 20,521	$ 15,944
Non-GAAP operating margin as a % of revenue	3.7%	7.3%	5.0%	6.8%	6.4%

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sep. 30, 2016	Jun. 30, 2016	Sep. 30, 2015	Sep. 30, 2016	Sep. 30, 2015
NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$ (7,187)	$ 2,676	$ 1,378	$ (2,201)	$ 3,269
Stock-based compensation expense	8,776	2,230	1,436	14,445	5,418
Amortization of purchased intangible assets	1,315	1,308	1,283	3,917	3,856
Depreciation of acquisition-related fixed asset step-up	11	19	51	61	593
Amortization of acquisition-related inventory step-up	-	-	31	-	187
Acquisition-related costs	148	775	180	923	467
Restructuring charges	-	-	18	-	169
Asset Impairment charges	-	-	368	-	368
Litigation	-	-	-	-	278
Income tax effect of Non-GAAP adjustments	(140)	(135)	(107)	(399)	(465)
Non-GAAP net income	$ 2,923	$ 6,873	$ 4,638	$ 16,746	$ 14,140
Non-GAAP net income as a % of revenue	2.8%	6.9%	5.6%	5.6%	5.6%

ADJUSTED EBITDA:
GAAP net income (loss)	$ (7,187)	$ 2,676	$ 1,378	$ (2,201)	$ 3,269
Stock-based compensation expense	8,776	2,230	1,436	14,445	5,418
Amortization of purchased intangible assets	1,315	1,308	1,283	3,917	3,856
Depreciation of acquisition-related fixed asset step-up	11	19	51	61	593
Amortization of acquisition-related inventory step-up	-	-	31	-	187
Acquisition-related costs	148	775	180	923	467
Restructuring charges	-	-	18	-	169
Asset Impairment charges	-	-	368	-	368
Litigation	-	-	-	-	278
Interest expense, net	8	22	140	77	1,049
Provision for income taxes	804	626	1,157	2,471	2,698
Depreciation expense	4,457	4,357	4,131	12,942	13,062
Adjusted EBITDA	$ 8,332	$ 12,013	$ 10,173	$ 32,635	$ 31,414
Adjusted EBITDA as a % of revenue	8.1%	12.1%	12.2%	10.8%	12.5%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$ (0.17)	$ 0.06	$ 0.03	$ (0.05)	$ 0.09
GAAP diluted net income (loss) per share	$ (0.17)	$ 0.06	$ 0.03	$ (0.05)	$ 0.09
Non-GAAP basic net income per share	$ 0.07	$ 0.17	$ 0.11	$ 0.40	$ 0.39
Non-GAAP diluted net income per share	$ 0.06	$ 0.15	$ 0.11	$ 0.37	$ 0.37

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	42,038	41,603	40,367	41,589	36,303
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	42,038	44,320	42,217	41,589	37,537
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME PER SHARE	46,745	45,393	42,914	45,612	38,525